UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS    July 31, 2014      Unaudited

	Shares	Value

Common Stocks—82.6%

Consumer Discretionary—14.0%

Auto Components—1.9%

Lear Corp.[1]	1,240,000	$116,770,800

Automobiles—5.0%

Ford Motor Co.[1]	9,925,000	168,923,500

General Motors Co.[1]	4,025,000	136,125,500

		305,049,000

Household Durables—0.9%

Beazer Homes USA, Inc.[2]	1,300	19,955

MDC Holdings, Inc.	2,130,000	57,446,100

		57,466,055

Media—1.0%

Time Warner Cable, Inc.	432,500	62,755,750

Multiline Retail—2.0%

J.C. Penney Co., Inc.[2]	200,000	1,876,000

Kohl’s Corp.	1,005,000	53,807,700

Target Corp.	1,112,500	66,293,875

		121,977,575

Specialty Retail—3.2%

Best Buy Co., Inc.[1]	4,036,000	119,990,280

Foot Locker, Inc.	1,357,500	64,521,975

Staples, Inc.	1,275,000	14,777,250

		199,289,505

Consumer Staples—3.9%

Beverages—0.6%

Molson Coors Brewing Co., Cl. B, Non-Vtg., Cl. B	267,000	18,030,510

PepsiCo, Inc.	230,000	20,263,000

		38,293,510

Food & Staples Retailing—1.6%

CVS Caremark Corp.[1]	180,000	13,744,800

Kroger Co. (The)[1]	750,000	36,735,000

Walgreen Co.	680,000	46,763,600

		97,243,400

Food Products—1.2%

Archer-Daniels-Midland Co.[1]	685,000	31,784,000

ConAgra Foods, Inc.	610,000	18,379,300

Pinnacle Foods, Inc.	850,000	25,610,500

		75,773,800

Tobacco—0.5%

Philip Morris International, Inc.[1]	370,000	30,343,700

Energy—11.4%

Energy Equipment & Services—1.7%

Ensco plc, Cl. A1	1,105,300	55,983,445

1 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Shares	Value

Energy Equipment & Services (Continued)

Halliburton Co.[1]	720,000	$49,672,800

		105,656,245

Oil, Gas & Consumable Fuels—9.7%

Apache Corp.[1]	655,000	67,242,300

BP plc, Sponsored ADR	1,832,500	89,737,525

Chevron Corp.	1,425,000	184,167,000

Kinder Morgan, Inc.	3,485,000	125,390,300

Marathon Oil Corp.[1]	312,500	12,109,375

Phillips 66	12,995	1,054,024

Royal Dutch Shell plc, ADR	780,000	63,827,400

Williams Cos., Inc. (The)[1]	875,000	49,551,250

		593,079,174

Financials—25.0%

Capital Markets—4.2%

Credit Suisse Group AG, Sponsored ADR[2]	1,170,000	31,707,000

Goldman Sachs Group, Inc. (The)	470,000	81,248,900

KKR & Co. LP	2,175,000	49,851,000

Morgan Stanley	2,205,000	71,309,700

State Street Corp.[1]	382,500	26,943,300

		261,059,900

Commercial Banks—10.8%

Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	1,100,000	13,519,000

Bank of America Corp.	1,442,200	21,993,550

CIT Group, Inc.[1]	750,000	36,832,500

Citigroup, Inc.	5,092,098	249,054,513

JPMorgan Chase & Co.[1]	4,075,000	235,005,250

M&T Bank Corp.	25,000	3,037,500

Wells Fargo & Co.[1]	2,000,000	101,800,000

		661,242,313

Insurance—5.3%

ACE Ltd.	50,000	5,005,000

Assured Guaranty Ltd.	5,350,100	119,414,232

MBIA, Inc.[2]	1,950,000	18,681,000

MetLife, Inc.	2,625,000	138,075,000

XL Group plc, Cl. A	1,430,500	46,119,320

		327,294,552

Real Estate Investment Trusts (REITs)—4.4%

Apollo Commercial Real Estate Finance, Inc.	1,825,000	30,240,250

Ashford Hospitality Trust, Inc.	2,140,000	24,631,400

Blackstone Mortgage Trust, Inc., Cl. A	160,000	4,555,200

Colony Financial, Inc.	2,637,500	58,420,625

CYS Investments, Inc.	975,000	8,658,000

Digital Realty Trust, Inc.[1]	495,000	31,873,050

Rayonier, Inc.	325,000	11,069,500

Starwood Property Trust, Inc.	2,982,925	70,397,030

2 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Two Harbors Investment Corp.	2,777,500	$28,413,825

		268,258,880

Thrifts & Mortgage Finance—0.3%

MGIC Investment Corp.[2]	1,125,000	8,313,750

Radian Group, Inc.	850,000	10,761,000

		19,074,750

Health Care—6.2%

Health Care Equipment & Supplies—0.8%

Baxter International, Inc.[1]	250,000	18,672,500

Medtronic, Inc.[1]	505,000	31,178,700

		49,851,200

Health Care Providers & Services—0.7%

UnitedHealth Group, Inc.	525,000	42,551,250

Pharmaceuticals—4.7%

AbbVie, Inc.	115,000	6,019,100

GlaxoSmithKline plc, Sponsored ADR	675,000	32,649,750

Merck & Co., Inc.	1,825,000	103,550,500

Pfizer, Inc.[1]	3,575,000	102,602,500

Roche Holding AG, Sponsored ADR	52,750	1,916,144

Teva Pharmaceutical Industries Ltd., Sponsored ADR[1]	775,000	41,462,500

		288,200,494

Industrials—3.0%

Aerospace & Defense—0.8%

General Dynamics Corp.	267,500	31,235,975

Textron, Inc.[1]	525,000	19,094,250

		50,330,225

Commercial Services & Supplies—0.8%

R.R. Donnelley & Sons Co.	2,860,000	49,649,600

Electrical Equipment—0.3%

General Cable Corp.	825,000	18,339,750

Industrial Conglomerates—0.3%

General Electric Co.[1]	812,500	20,434,375

Machinery—0.3%

Navistar International Corp.[2]	460,000	16,178,200

Marine—0.3%

Costamare, Inc.	685,000	16,234,500

Road & Rail—0.2%

CSX Corp.	380,000	11,369,600

Information Technology—6.3%

Communications Equipment—0.8%

Cisco Systems, Inc.	1,225,000	30,906,750

3 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Shares	Value

Communications Equipment (Continued)

QUALCOMM, Inc.	245,000	$18,056,500

		48,963,250

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp.	150,000	5,083,500

Maxim Integrated Products, Inc.	100,000	2,931,000

		8,014,500

Software—2.0%

Microsoft Corp.[1]	2,787,500	120,308,500

Technology Hardware, Storage & Peripherals—3.4%

Apple, Inc.[1]	2,020,000	193,051,400

EMC Corp.	337,500	9,888,750

Seagate Technology plc	153,250	8,980,450

		211,920,600

Materials—4.5%

Chemicals—1.3%

Celanese Corp., Series A	500,000	29,105,000

LyondellBasell Industries NV, Cl. A	190,000	20,187,500

Mosaic Co. (The)	372,300	17,166,753

Potash Corp. of Saskatchewan, Inc.[1]	420,000	14,905,800

		81,365,053

Metals & Mining—0.8%

Allegheny Technologies, Inc.	292,500	11,012,625

Freeport-McMoRan, Inc.	1,032,500	38,429,650

		49,442,275

Paper & Forest Products—2.4%

Domtar Corp.	1,410,000	50,647,200

International Paper Co.[1]	1,375,000	65,312,500

Louisiana-Pacific Corp.[2]	2,262,500	30,634,250

		146,593,950

Telecommunication Services—5.8%

Diversified Telecommunication Services—5.8%

AT&T, Inc.[1]	1,650,000	58,723,500

CenturyLink, Inc.[1]	3,300,000	129,492,000

Consolidated Communications Holdings, Inc.[1]	875,025	19,583,060

Verizon Communications, Inc.	1,210,000	61,008,200

Windstream Holdings, Inc.	7,500,000	85,950,000

		354,756,760

Utilities—2.5%

Electric Utilities—2.4%

American Electric Power Co., Inc.	662,500	34,443,375

Edison International	692,500	37,949,000

Exelon Corp.	215,000	6,682,200

FirstEnergy Corp.	1,082,500	33,784,825

PPL Corp.	1,055,000	34,804,450

4 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Shares	Value

Electric Utilities (Continued)

Southern Co. (The)	57,500	$2,489,175

		150,153,025

Independent Power and Renewable Electricity Producers—0.1%

NRG Energy, Inc.[1]	155,000	4,798,800

Total Common Stocks (Cost $4,094,289,882)		5,080,084,816

Preferred Stocks—2.9%

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	12,372,720

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	16,476,004

Beazer Homes USA, Inc., 7.50% Cv.	1,666,825	42,287,350

Continental Airlines Finance Trust II, 6% Cv., Non-Vtg.	395,950	19,562,385

Dominion Resources, Inc., 6.375% Cv.[2]	99,800	5,059,860

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	658,400	41,841,320

MetLife, Inc., 5% Cv., Non-Vtg.	462,500	13,995,250

Post Holdings, Inc., 2.50% Cv.[3]	90,175	8,290,464

Post Holdings, Inc., 3.75% Cv.[3]	55,000	5,927,900

Post Holdings, Inc., 5.25% Cv.[2]	140,500	13,766,106

Total Preferred Stocks (Cost $178,819,555)		179,579,359

	Units

Rights, Warrants and Certificates—0.1%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 2/15/17[2] (Cost $2,577,600)	1,440,000	3,945,600

	Principal Amount

Mortgage-Backed Obligations—0.1%

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 5.36%, 5/20/36[4]	$119,345	116,330

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.652%, 6/25/34[4]	187,409	188,076

Countrywide Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	1,079,896	951,568

Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	2,648	2,714
9.00%, 8/1/22-5/1/25	2,259	2,483

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.85%, 4/1/27[5]	113,721	20,401
Series 192, Cl. IO, 8.174%, 2/1/28[5]	33,227	7,084
Series 243, Cl. 6, 0.00%, 12/15/32[5,6]	125,560	25,073

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.074%, 6/1/26[7]	34,193	32,351

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	7,161	7,901

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 50.209%, 3/15/29[5]	115,605	22,510
Series 2639, Cl. SA, 0.00%, 7/15/22[5,6]	14,901	86
Series 2796, Cl. SD, 49.919%, 7/15/26[5]	159,777	28,750

Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	124,798	146,146
8.50%, 7/1/32	6,377	7,345

5 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 39.954%, 3/25/23[5]	$199,311	$37,174
Series 222, Cl. 2, 19.635%, 6/25/23[5]	248,120	53,139
Series 247, Cl. 2, 42.743%, 10/25/23[5]	69,462	16,592
Series 252, Cl. 2, 39.708%, 11/25/23[5]	233,608	45,680
Series 319, Cl. 2, 0.00%, 2/25/32[5,6]	60,504	12,200
Series 320, Cl. 2, 6.601%, 4/25/32[5]	340,234	75,235
Series 331, Cl. 9, 11.444%, 2/25/33[5]	27,613	6,762
Series 334, Cl. 17, 12.001%, 2/25/33[5]	133,570	31,249
Series 339, Cl. 12, 0.00%, 6/25/33[5,6]	246,889	51,756
Series 343, Cl. 13, 0.00%, 9/25/33[5,6]	238,475	44,320
Series 343, Cl. 18, 0.00%, 5/25/34[5,6]	35,801	6,621
Series 345, Cl. 9, 0.00%, 1/25/34[5,6]	199,189	41,492
Series 351, Cl. 10, 0.00%, 4/25/34[5,6]	59,415	12,519
Series 351, Cl. 8, 0.00%, 4/25/34[5,6]	124,378	23,754
Series 356, Cl. 10, 0.00%, 6/25/35[5,6]	92,831	17,488
Series 356, Cl. 12, 0.00%, 2/25/35[5,6]	45,379	8,568
Series 362, Cl. 13, 0.00%, 8/25/35[5,6]	532,571	97,423
Series 364, Cl. 16, 0.00%, 9/25/35[5,6]	202,607	37,804

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 27.539%, 12/18/31[5]	3,476	667
Series 2001-65, Cl. S, 23.015%, 11/25/31[5]	222,396	46,315
Series 2001-68, Cl. SC, 27.36%, 11/25/31[5]	2,144	460
Series 2001-81, Cl. S, 21.31%, 1/25/32[5]	55,916	12,068
Series 2002-47, Cl. NS, 28.62%, 4/25/32[5]	136,316	28,436
Series 2002-51, Cl. S, 28.816%, 8/25/32[5]	125,169	26,145
Series 2002-52, Cl. SD, 32.969%, 9/25/32[5]	174,041	42,739
Series 2002-7, Cl. SK, 21.737%, 1/25/32[5]	3,867	715
Series 2002-77, Cl. BS, 21.112%, 12/18/32[5]	7,391	1,603
Series 2002-77, Cl. SH, 31.255%, 12/18/32[5]	86,776	18,380
Series 2002-9, Cl. MS, 23.557%, 3/25/32[5]	84,405	16,488
Series 2002-90, Cl. SN, 25.812%, 8/25/32[5]	6,056	1,054
Series 2002-90, Cl. SY, 32.621%, 9/25/32[5]	3,303	685
Series 2003-4, Cl. S, 27.056%, 2/25/33[5]	133,951	31,331
Series 2003-46, Cl. IH, 0.00%, 6/25/23[5,6]	824,001	118,602
Series 2004-54, Cl. DS, 37.518%, 11/25/30[5]	155,686	32,472
Series 2005-14, Cl. SE, 35.386%, 3/25/35[5]	194,504	31,314
Series 2005-93, Cl. SI, 12.613%, 10/25/35[5]	115,171	18,502

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.794%, 9/25/23[7]	97,970	94,533

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24-4/15/26	48,051	52,183
7.50%, 5/15/27	222,774	253,704
8.00%, 5/15/17	3,691	3,810
8.50%, 8/15/17-12/15/17	2,691	2,863

Government National Mortgage Assn. II Pool, 1.625%, 3/20/26[4]	8,412	8,651

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-15, Cl. SM, 59.875%, 2/16/32[5]	207,568	40,127

JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	493,793	458,666

6 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.642%, 4/21/34[4]	$199,444	$204,946

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	55,166	56,018
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	31,444	25,107

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.375%, 12/25/35[4]	271,662	265,533

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.688%, 10/25/36[4]	263,024	258,065

Total Mortgage-Backed Obligations (Cost $4,270,736)		4,330,776

U.S. Government Obligation—0.0%

Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $439,674)	425,000	459,504

Non-Convertible Corporate Bonds and Notes—1.5%

Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	240,000	286,601

Airgas, Inc., 3.25% Sr. Unsec. Nts., 10/1/15	481,000	495,026

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	699,906

American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	428,219

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	423,376

Arrow Electronics, Inc., 3.375% Sr. Unsec. Nts., 11/1/15	990,000	1,019,351

Bank of America Corp.:
5.875% Sr. Unsec. Nts., 1/5/21	210,000	242,896
7.75% Jr. Sub. Nts., 5/14/38	369,000	503,813

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	940,000	1,118,863

BNP Paribas SA, 5.186% Jr. Sub. Perpetual Bonds[3,4,8]	170,000	173,825

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	513,922

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	365,000	456,064

Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	171,351

Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	289,020

CBS Corp., 7.875% Sr. Unsec. Nts., 7/30/30	296,000	392,105

Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	397,876

CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	193,965

Citigroup, Inc., 6.125% Sr. Unsec. Nts., 11/21/17	968,000	1,100,177

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	535,354
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	627,395

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	458,777

CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	170,896

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	516,284

El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	912,481

Energizer Holdings, Inc., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	573,136

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	500,514

Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	317,378

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	343,213

7 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	$465,000	$532,425

General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[4]	1,005,000	1,121,077

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[4,9]	631,000	626,268

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	176,125
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	434,854

Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[3]	78,000	85,497

Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	188,739

Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	198,931

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	1,330,000	1,383,200

Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	593,419

International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	564,939

J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	14,870,000	13,048,425

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[4,8]	900,000	995,625

Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	238,895

Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	434,993

KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	434,458

Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[3]	808,000	888,588

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	1,102,000	1,118,530

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[3]	598,000	695,768

Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	432,939

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[3]	735,000	845,179

Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	634,209

MBIA Insurance Corp.:
11.494% Sub. Nts., 1/15/33[3,10]	34,085,000	25,137,688
11.494% Sub. Nts., 1/15/33[10]	100,000	73,750

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	350,057

Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	247,626
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,409,090

Mylan, Inc., 6% Sr. Unsec. Nts., 11/15/18[3]	565,000	588,601

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	772,384

Navient LLC, 6.25% Sr. Unsec. Nts., 1/25/16	739,000	782,424

Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	704,745

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	25,217,500	6,808,725

Nomura Holdings, Inc., 4.125% Sr. Unsec. Nts., 1/19/16	520,000	542,753

Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	600,455

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	387,252

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	763,000	856,046

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	374,799

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	305,000	307,333

Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	563,310

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[9]	930,000	934,650

Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	625,356

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[3,4,8]	400,000	433,250

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,4,8]	1,077,000	1,149,698

Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	642,741

Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[3]	540,000	723,162

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	407,646

8 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds,Series 1[4,8]	$243,000	$255,454

Vale Canada Ltd., 5.70% Sr. Unsec. Nts., 10/15/15	31,000	32,714

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	387,821

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/21	307,000	312,373

Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	410,619

Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	639,564

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,8	382,000	435,098

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	588,444

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	390,000	426,970

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[4,9]	598,000	644,345

Total Non-Convertible Corporate Bonds and Notes (Cost $90,277,139)		89,091,810

Convertible Corporate Bonds and Notes—7.9%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	49,000,000	44,835,000

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	9,530,000	12,710,638

Liberty Interactive LLC, 0.75% Cv. Sr. Unsec. Nts., 3/30/43	7,670,000	10,718,825

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	23,955,000	26,455,303
9.00% Cv. Jr. Sub. Nts., 4/1/63[3]	102,000,000	132,090,000

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	28,595,000	35,261,210

Molycorp, Inc., 6% Cv. Sr. Unsec. Nts., 9/1/17	15,750,000	9,833,906

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18[3]	47,895,000	49,002,572
4.75% Cv. Sr. Sub. Nts., 4/15/19[3]	13,977,000	14,667,114

Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	52,435,000	37,753,200

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	32,498,000	43,384,830

United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	28,949,000	71,666,868

Total Convertible Corporate Bonds and Notes (Cost $400,268,139)		488,379,466

	Shares

Structured Securities—5.4%

Bank of America Corp., Allegheny Technologies, Inc. Equity Linked Nts., 10/23/14[2,3]	245,447	9,282,707

Bank of America Corp., American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 11/3/14[2,3]	574,713	10,649,255

Bank of America Corp., American International Group Equity Linked Nts., 10/3/14[2,3]	200,099	10,415,353

Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 8/12/14[2,3]	1,728,848	13,293,935

Bank of America Corp., Teva Pharmaceutical Industries Ltd. Equity Linked Nts., 2/4/15[2]	274,876	14,972,496

Barclays Bank plc, Radian Group, Inc. Yield Enhanced Equity Linked Debt Securities, 11/24/14[2]	1,314,000	16,940,978

Barclays Bank plc, Teva Pharmaceutical Industries Ltd. Yield Enhanced Equity Linked Debt Securities, 9/12/14[2]	201,000	10,736,780

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 11/19/14[2,3]	1,645,444	15,945,269

9 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Shares	Value

Structured Securities (Continued)

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 12/3/14[2]	39,915	$26,272,753

Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 1/9/15[2]	261,152	24,909,625

Credit Suisse AG (New York Branch), J.C. Penney Co., Inc. Equity Linked Nts., 11/21/14[2]	1,054,350	10,397,470

Credit Suisse AG (New York Branch), Navistar International Group Equity Linked Nts., 10/7/14[2]	293,170	10,418,743

Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 11/7/14[2]	1,902,286	14,663,408

Deutsche Bank AG (London), American Axle & Manufacturing Holdings, Inc. Equity Liinked Nts., 10/3/14[2,3]	544,100	10,127,234

Deutsche Bank AG (London), American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 9/4/14[2]	495,300	9,252,434

Deutsche Bank AG (London), J.C. Penney Co., Inc. Equity Linked Nts., 12/24/14[2,3]	1,158,752	10,666,124

Deutsche Bank AG (London), Standard Pacific Corp. Equity Linked Nts., 9/29/14[2,3]	1,610,000	12,439,628

Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts., 12/5/14[2,3]	31,495	20,762,821

Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Lnked Nts., 1/2/15[2,3]	844,238	8,305,214

Goldman Sachs Group, Inc. (The), Standard Pacific Corp. Equity Linked Nts., 9/5/14[2,3]	1,682,600	13,090,342

JPMorgan Chase & Co., Navistar International Corp. Equity Linked Nts., 11/21/14[2,3]	288,520	10,215,783

JPMorgan Chase & Co., Navistar International Corp. Equity Linked Nts., 11/25/14[2,3]	265,252	9,687,803

Merrill Lynch International & Co. CV Curacao, Standard Pacific Corp. Equity Linked Nts., 11/12/14[2]	1,314,474	10,061,363

Merrill Lynch International & Co. CV, Apple, Inc. Equity Linked Nts., 12/9/14[2]	23,171	15,473,324

Morgan Stanley, Rite Aid Corp. Performance Equity Linked Redemption Quarterly-pay Securities, 12/15/14[2,3]	1,726,766	11,788,628

Total Structured Securities (Cost $335,547,315)		330,769,470

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

AbbVie, Inc. Put[2]	USD	50.000	8/16/14	USD	2000	40,000

Apache Corp. Put[2]	USD	92.500	8/16/14	USD	2000	12,000

Apache Corp. Put[2]	USD	90.000	8/16/14	USD	1990	15,920

Assured Guaranty Ltd. Call[2]	USD	26.000	10/18/14	USD	1500	49,500

Assured Guaranty Ltd. Put[2]	USD	20.000	9/20/14	USD	2000	70,000

Assured Guaranty Ltd. Put[2]	USD	21.000	8/16/14	USD	2000	51,000

Assured Guaranty Ltd. Put[2]	USD	20.000	8/16/14	USD	1250	15,000

Baxter International, Inc. Put[2]	USD	67.500	8/16/14	USD	1990	25,870

Citigroup, Inc. Put[2]	USD	46.000	9/20/14	USD	3000	138,000

Citigroup, Inc. Put[2]	USD	45.000	8/16/14	USD	1500	13,500

Citigroup, Inc. Put[2]	USD	46.000	8/16/14	USD	2000	26,000

Delta Air Lines, Inc. Put[2]	USD	33.500	8/16/14	USD	2000	26,000

Delta Air Lines, Inc. Put[2]	USD	31.000	8/16/14	USD	4000	20,000

10 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

		Exercise Price	Expiration Date		Contracts	Value

Exchange-Traded Options Purchased (Continued)
Ensco plc Put[2]	USD	50.000	8/16/14	USD	2000	$120,000

Exxon Mobil Corp. Put[2]	USD	90.000	8/16/14	USD	4500	36,000

Exxon Mobil Corp. Put[2]	USD	92.500	8/16/14	USD	1990	27,860

General Motors Co. Put[2]	USD	34.000	8/16/14	USD	2000	150,000

Genworth Financial, Inc. Put[2]	USD	12.000	9/20/14	USD	7500	165,000

J.C. Penney Co., Inc. Put[2]	USD	8.000	9/20/14	USD	2250	49,500

Kinder Morgan, Inc. Put[2]	USD	35.000	9/20/14	USD	3500	217,000

Kohl’s Corp. Put[2]	USD	45.000	10/18/14	USD	2000	60,000

Marathon Oil Corp. Put[2]	USD	36.000	8/16/14	USD	2000	32,000

Marathon Oil Corp. Put[2]	USD	36.000	9/20/14	USD	2000	76,000

Marathon Oil Corp. Put[2]	USD	35.000	8/16/14	USD	5000	40,000

Marathon Oil Corp. Put[2]	USD	37.000	9/20/14	USD	1500	105,000

MBIA, Inc. Call[2]	USD	13.000	11/22/14	USD	5000	130,000

MBIA, Inc. Call[2]	USD	13.000	8/16/14	USD	5000	12,500

MBIA, Inc. Put[2]	USD	9.000	9/20/14	USD	2000	86,000

McDonald’s Corp. Put[2]	USD	91.000	8/16/14	USD	1500	24,750

QUALCOMM, Inc. Put[2]	USD	70.000	8/16/14	USD	2000	44,000

Target Corp. Put[2]	USD	52.500	8/16/14	USD	2000	5,000

Time Warner Cable, Inc. Put[2]	USD	135.000	8/16/14	USD	3500	61,250

United Continental Holdings Put[2]	USD	35.000	8/16/14	USD	2000	10,000

Whirlpool Corp. Put[2]	USD	125.000	8/16/14	USD	1500	16,500

Total Exchange-Traded Options Purchased (Cost $2,956,460)						1,971,150

Total Investments, at Value (Cost $5,109,446,500)					100.5%	6,178,611,951

Net Other Assets (Liabilities)					(0.5)	(31,148,114)

Net Assets					100.0%	$6,147,463,837

11 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $375,185,660. See accompanying Notes.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $410,078,614 or 6.67% of the Fund’s net assets as of July 31, 2014.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,191,783 or 0.02% of the Fund’s net assets as of July 31, 2014.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $126,884 or less than 0.005% of the Fund’s net assets as of July 31, 2014.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Restricted security. The aggregate value of restricted securities as of July 31, 2014 was $2,205,263, which represents 0.04% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$539,931	$626,268	$86,337
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-5/20/11	933,217	934,650	1,433
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/24/11-7/26/11	600,732	644,345	43,613

		$2,073,880	$2,205,263	$131,383

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of July 31, 2014. Transactions during the period in which the issuer was an affiliate are as follows:

12 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares July 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	86,179,484	227,192,099	313,371,583	—

				Income

Oppenheimer Institutional Money Market Fund, Cl. E				$14,259

Exchange-Traded Options Written at July 31, 2014
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

AbbVie, Inc. Call	USD	55.000	8/16/14	USD	(75)	$5,797	$(1,500)

AbbVie, Inc. Put	USD	52.500	8/16/14	USD	(1,000)	68,959	(100,000)

Apache Corp. Put	USD	97.500	8/16/14	USD	(2,000)	433,912	(102,000)

Apache Corp. Call	USD	105.000	8/16/14	USD	(1,000)	129,923	(114,000)

Apache Corp. Call	USD	107.000	8/16/14	USD	(1,000)	50,254	(61,000)

Apple, Inc. Call	USD	107.140	8/16/14	USD	(250)	9,490	(1,250)

Archer-Daniels-Midland Co. Call	USD	49.000	8/16/14	USD	(250)	7,565	(4,750)

Assured Guaranty Ltd. Put	USD	23.000	8/16/14	USD	(4,500)	310,614	(468,000)

Assured Guaranty Ltd. Put	USD	22.000	10/18/14	USD	(2,500)	223,386	(287,500)

Assured Guaranty Ltd. Put	USD	24.000	8/16/14	USD	(2,999)	365,016	(554,815)

Assured Guaranty Ltd. Put	USD	22.000	8/16/14	USD	(3,500)	202,786	(189,000)

AT&T, Inc. Call	USD	37.000	8/16/14	USD	(1,000)	20,959	(7,000)

AT&T, Inc. Call	USD	36.000	8/16/14	USD	(1,000)	37,659	(29,000)

AT&T, Inc. Call	USD	37.500	8/16/14	USD	(1,000)	18,980	(4,000)

Baxter International, Inc. Put	USD	72.500	8/16/14	USD	(1,000)	161,607	(27,000)

Baxter International, Inc. Call	USD	75.000	8/16/14	USD	(250)	46,239	(21,500)

Baxter International, Inc. Call	USD	77.500	8/16/14	USD	(250)	16,490	(6,000)

Beazer Homes USA, Inc. Put	USD	20.000	8/16/14	USD	(4,762)	622,542	(1,700,034)

Best Buy Co., Inc. Call	USD	34.000	8/16/14	USD	(1,000)	21,379	(7,500)

CenturyLink, Inc. Call	USD	42.000	8/16/14	USD	(4,000)	235,835	(64,000)

CenturyLink, Inc. Call	USD	43.000	8/16/14	USD	(1,250)	23,699	(6,250)

CenturyLink, Inc. Call	USD	38.000	8/16/14	USD	(500)	10,730	(87,500)

CenturyLink, Inc. Put	USD	35.000	8/16/14	USD	(1,250)	63,959	(9,375)

CenturyLink, Inc. Call	USD	44.000	8/16/14	USD	(1,000)	26,459	(5,000)

CenturyLink, Inc. Call	USD	43.000	9/20/14	USD	(1,000)	25,020	(25,000)

CenturyLink, Inc. Call	USD	37.000	8/16/14	USD	(350)	17,486	(87,500)

Citigroup, Inc. Put	USD	49.000	8/16/14	USD	(3,500)	279,067	(301,000)

Citigroup, Inc. Put	USD	49.000	9/20/14	USD	(1,000)	113,958	(139,000)

CVS Caremark Corp. Call	USD	80.000	8/16/14	USD	(500)	31,869	(8,500)

Delta Air Lines, Inc. Put	USD	35.000	8/16/14	USD	(2,000)	281,615	(68,000)

Delta Air Lines, Inc. Put	USD	36.000	8/16/14	USD	(1,000)	44,959	(54,000)

Digital Realty Trust, Inc. Call	USD	60.000	8/16/14	USD	(255)	39,792	(122,910)

Domtar Corp. Put	USD	42.500	10/18/14	USD	(500)	163,477	(337,500)

Ensco plc Put	USD	55.000	8/16/14	USD	(2,500)	454,892	(1,100,000)

Ensco plc Put	USD	57.500	9/20/14	USD	(919)	438,318	(753,580)

Ensco plc Call	USD	55.000	8/16/14	USD	(1,000)	76,969	(8,000)

Exelon Corp. Put	USD	34.000	8/16/14	USD	(500)	74,479	(155,000)

Exxon Mobil Corp. Put	USD	97.500	9/20/14	USD	(1,000)	164,957	(175,000)

Exxon Mobil Corp. Put	USD	97.500	8/16/14	USD	(4,500)	491,811	(432,000)

Ford Motor Co. Call	USD	18.000	8/16/14	USD	(3,000)	51,309	(12,000)

Ford Motor Co. Call	USD	18.500	8/16/14	USD	(1,500)	15,939	(3,000)

General Electric Co. Call	USD	26.000	8/16/14	USD	(125)	3,370	(875)

13 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

General Motors Co. Put	USD	38.000	9/20/14	USD	(750)	$216,716	$(328,125)

General Motors Co. Put	USD	36.000	8/16/14	USD	(1,000)	84,958	(228,000)

General Motors Co. Put	USD	36.000	9/20/14	USD	(950)	282,107	(257,450)

General Motors Co. Put	USD	39.000	9/20/14	USD	(1,225)	443,393	(655,375)

Genworth Financial, Inc. Put	USD	14.000	9/20/14	USD	(6,250)	215,995	(700,000)

Halliburton Co. Call	USD	75.000	8/16/14	USD	(1,000)	58,009	(7,000)

International Paper Co. Call	USD	55.000	8/16/14	USD	(1,000)	23,960	(9,000)

International Paper Co. Call	USD	53.000	8/16/14	USD	(1,000)	56,559	(4,000)

International Paper Co. Call	USD	54.000	8/16/14	USD	(2,000)	80,998	(18,000)

J.C. Penney Co., Inc. Put	USD	8.500	8/16/14	USD	(1,000)	22,769	(17,000)

J.C. Penney Co., Inc. Put	USD	9.000	8/16/14	USD	(10,000)	1,189,578	(330,000)

J.C. Penney Co., Inc. Put	USD	10.000	8/16/14	USD	(1,000)	223,206	(88,000)

Kinder Morgan, Inc. Put	USD	37.500	9/20/14	USD	(3,000)	585,457	(591,000)

Kohl’s Corp. Put	USD	52.500	8/16/14	USD	(2,000)	335,414	(190,000)

Kroger Co. (The) Call	USD	52.500	9/20/14	USD	(3,000)	167,877	(120,000)

Lear Corp. Call	USD	105.000	9/20/14	USD	(250)	23,160	(9,375)

Louisiana-Pacific Corp. Put	USD	14.000	9/20/14	USD	(1,000)	70,959	(92,500)

Louisiana-Pacific Corp. Put	USD	14.000	8/16/14	USD	(2,000)	96,668	(130,000)

Marathon Oil Corp. Call	USD	41.000	8/16/14	USD	(25)	924	(575)

Marathon Oil Corp. Put	USD	40.000	8/16/14	USD	(3,250)	305,534	(539,500)

Marathon Oil Corp. Put	USD	39.000	8/16/14	USD	(3,500)	325,354	(224,000)

Marathon Oil Corp. Put	USD	39.000	9/20/14	USD	(1,000)	116,278	(138,000)

MBIA, Inc. Put	USD	10.000	8/16/14	USD	(7,000)	347,063	(392,000)

MBIA, Inc. Put	USD	11.000	8/16/14	USD	(10,000)	424,841	(1,450,000)

MBIA, Inc. Put	USD	9.000	8/16/14	USD	(500)	18,980	(10,000)

McDonald’s Corp. Put	USD	94.000	8/16/14	USD	(1,000)	37,959	(73,000)

MDC Holdings, Inc. Put	USD	29.000	8/16/14	USD	(2,000)	237,016	(485,000)

Medtronic, Inc. Call	USD	67.500	8/16/14	USD	(50)	1,798	(300)

Medtronic, Inc. Call	USD	65.000	8/16/14	USD	(100)	6,146	(1,200)

Medtronic, Inc. Call	USD	64.500	8/16/14	USD	(150)	4,359	(1,950)

MGIC Investment Corp. Put	USD	8.000	8/16/14	USD	(2,000)	71,918	(120,000)

Microsoft Corp. Call	USD	45.000	8/16/14	USD	(1,500)	49,439	(24,000)

Microsoft Corp. Call	USD	47.000	8/16/14	USD	(1,000)	51,359	(7,000)

Microsoft Corp. Call	USD	46.500	8/16/14	USD	(1,000)	17,960	(7,000)

Microsoft Corp. Call	USD	46.000	8/16/14	USD	(500)	21,624	(4,500)

Microsoft Corp. Call	USD	44.000	8/16/14	USD	(1,000)	36,959	(36,000)

Mosaic Co. (The) Put	USD	50.000	8/16/14	USD	(152)	39,410	(57,000)

NRG Energy, Inc. Call	USD	32.000	8/16/14	USD	(50)	2,298	(1,500)

NRG Energy, Inc. Put	USD	31.000	8/16/14	USD	(250)	13,240	(18,750)

Pfizer, Inc. Call	USD	30.000	8/16/14	USD	(500)	10,979	(3,500)

Pfizer, Inc. Call	USD	31.000	8/16/14	USD	(500)	7,916	(1,000)

Philip Morris International, Inc. Call	USD	85.000	8/16/14	USD	(25)	1,029	(500)

Potash Corp. of Saskatchewan, Inc. Call	USD	36.500	8/16/14	USD	(3,700)	187,223	(81,400)

Potash Corp. of Saskatchewan, Inc. Call	USD	37.000	8/16/14	USD	(500)	28,505	(5,500)

PPL Corp. Put	USD	33.000	8/16/14	USD	(250)	7,490	(8,750)

QUALCOMM, Inc. Put	USD	74.500	8/16/14	USD	(1,000)	53,959	(158,000)

Radian Group, Inc. Put	USD	14.000	8/16/14	USD	(3,000)	215,416	(450,000)

Radian Group, Inc. Put	USD	13.000	8/16/14	USD	(1,500)	59,939	(105,000)

State Street Corp. Call	USD	72.500	8/16/14	USD	(2,500)	121,193	(105,000)

Target Corp. Put	USD	57.500	8/16/14	USD	(1,000)	113,958	(20,000)

Teva Pharmaceutical Industries Ltd. Call	USD	55.000	8/16/14	USD	(250)	11,170	(10,500)

14 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Textron, Inc. Call	USD	38.000	8/16/14	USD	(100)	$7,696	$(2,100)

Time Warner Cable, Inc. Put	USD	145.000	8/16/14	USD	(2,500)	493,211	(300,000)

United Continental Holdings Put	USD	40.000	8/16/14	USD	(1,000)	249,955	(18,000)

Wells Fargo & Co. Call	USD	52.500	8/16/14	USD	(8,250)	164,861	(66,000)

Whirlpool Corp. Put	USD	135.000	8/16/14	USD	(1,000)	258,955	(44,000)

Williams Cos., Inc. (The) Call	USD	60.000	8/16/14	USD	(250)	5,240	(5,000)

Total of Exchange-Traded Options Written						$14,190,463	$(16,391,189)

15 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    July 31, 2014    Unaudited

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2014 is as follows:

Cost	$21,871,987
Market Value	$25,211,438
Market Value as % of Net Assets	0.41%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M.

16 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

17 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

18 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Securities Valuation (Continued)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$863,308,685	$—	$—	$863,308,685
Consumer Staples	241,654,410	—	—	241,654,410
Energy	698,735,419	—	—	698,735,419
Financials	1,536,930,395	—	—	1,536,930,395
Health Care	380,602,944	—	—	380,602,944
Industrials	182,536,250	—	—	182,536,250

19 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Securities Valuation (Continued)
	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Information Technology	$389,206,850	$—	$—	$389,206,850
Materials	277,401,278	—	—	277,401,278
Telecommunication Services	354,756,760	—	—	354,756,760
Utilities	154,951,825	—	—	154,951,825
Preferred Stocks	103,957,290	75,622,069	—	179,579,359
Rights, Warrants and Certificates	3,945,600	—	—	3,945,600
Mortgage-Backed Obligations	—	4,330,776	—	4,330,776
U.S. Government Obligation	—	459,504	—	459,504
Non-Convertible Corporate Bonds and Notes	—	89,091,810	—	89,091,810
Convertible Corporate Bonds and Notes	—	488,379,466	—	488,379,466
Structured Securities	14,972,496	315,796,974	—	330,769,470
Exchange-Traded Options Purchased	1,971,150	—	—	1,971,150

Total Assets	$5,204,931,352	$973,680,599	$—	$6,178,611,951

Liabilities Table
Other Financial Instruments:
Options written, at value	$(16,391,189)	$—	$—	$(16,391,189)

Total Liabilities	$(16,391,189)	$—	$—	$(16,391,189)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

20 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

21 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2014, the Fund had an ending monthly average market value of $1,599,525 and $530,647 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

22 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended July 31, 2014, the Fund had an ending monthly average market value of $4,442,148 and $14,153,641 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended July 31, 2014 was as follows:

	Call Options		Put Options

	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2013	58,952	$8,369,646	169,269	$18,120,089
Options written	551,998	44,739,937	681,603	79,684,482
Options closed or expired	(343,641)	(28,961,191)	(450,454)	(45,615,870)
Options exercised	(215,554)	(22,075,939)	(287,411)	(40,070,691)

Options outstanding as of July 31, 2014	51,755	$2,072,453	113,007	$12,118,010

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any

23 OPPENHEIMER EQUITY INCOME FUND

NOTES TO

STATEMENT OF INVESTMENTS    Unaudited  /  Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of July 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,116,792,062
Federal tax cost of other investments	(14,190,463)

Total federal tax cost	$5,102,601,599

Gross unrealized appreciation	$1,185,458,481
Gross unrealized depreciation	(125,839,318)

Net unrealized appreciation	$1,059,619,163

24 OPPENHEIMER EQUITY INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 9/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 9/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 9/10/2014